EXHIBIT 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

In connection with the amended and restated Quarterly Report of China North East Petroleum Holdings Ltd. (the “Company”) on Form 10-Q/A for the period ending March 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I,  Jingfu Li, Principal Executive Officer and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The amended and restated Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

(2) The information contained in the amended and restated Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Jingfu Li
Jingfu Li Principal Executive Officer and Principal Financial Officer
Date: August 31, 2010